                                                       POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my capacity as a Trustee of Oppenheimer Strategic Income Fund (the
"Fund"), to sign on my behalf any and all Registration Statements (including any post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof. .

Dated this 28th  day of June, 2004

/s/ William L. Armstrong
------------------------
William L. Armstrong

Witness: /s/ Kathleen Ives

           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my capacity as a Trustee of Oppenheimer Strategic Income Fund (the
"Fund"), to sign on my behalf any and all Registration Statements (including any post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof. .

Dated this 28th  day of June, 2004

/s/ Robert G. Avis
------------------------
Robert G. Avis

Witness:  /s/ Kathlee Ives
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my capacity as a Trustee of  Oppenheimer  Strategic  Bond  Fund/VA
(the  "Fund"),  to  sign  on my  behalf  any  and  all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in  connection  therewith,  with the U.S.  Securities  and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and  authority  to do and  perform  each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof. .

Dated this 28th  day of June, 2004

/s/ George C. Bowen
------------------------
George C. Bowen

Witness: /s/ Kathleen Ives
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my capacity as a Trustee of  Oppenheimer  Strategic  Bond  Fund/VA
(the  "Fund"),  to  sign  on my  behalf  any  and  all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in  connection  therewith,  with the U.S.  Securities  and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and  authority  to do and  perform  each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof. .

Dated this 28th  day of June, 2004

/s/ Edward L. Cameron
------------------------
Edward L. Cameron

Witness:  /s/ Kathleen Ives
        _______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my capacity as a Trustee of  Oppenheimer  Strategic  Bond  Fund/VA
(the  "Fund"),  to  sign  on my  behalf  any  and  all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in  connection  therewith,  with the U.S.  Securities  and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and  authority  to do and  perform  each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof. .

Dated this 28th  day of June, 2004

/s/ Jon S. Fossel
------------------------
Jon S. Fossel

Witness: /s/ Kathleen Ives
        _______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my capacity as a Trustee of Oppenheimer Strategic Income Fund (the
"Fund"), to sign on my behalf any and all Registration Statements (including any post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof. .

Dated this 28th  day of June, 2004

/s/ Sam Freedman
------------------------
Sam Freedman

Witness: /s/ Kathleen Ives
        _______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my capacity as a Trustee of Oppenheimer Strategic Income Fund (the
"Fund"), to sign on my behalf any and all Registration Statements (including any post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof. .

Dated this 28th  day of June, 2004

/s/ Beverly Hamilton
------------------------
Beverly Hamilton

Witness: /s/ Kathleen Ives
        _______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my capacity as a Trustee of Oppenheimer Strategic Income Fund (the
"Fund"), to sign on my behalf any and all Registration Statements (including any post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof. .

Dated this 28th  day of June, 2004

/s/ Robert J. Malone
------------------------
Robert J. Malone

Witness: /s/ Kathleen Ives
        _______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my capacity as a Trustee of Oppenheimer Strategic Income Fund (the
"Fund"), to sign on my behalf any and all Registration Statements (including any post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof. .

Dated this 28th  day of June, 2004

/s/ F. William Marshall
------------------------
F. William Marshall

Witness: /s/ Kathleen Ives
        _______________________________
           Kathleen Ives, Assistant Secretary

                                                       POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my  capacity  as a  Trustee,  President  and  Principal  Executive
Officer of Oppenheimer  Strategic Income Fund (the "Fund"), to sign on my behalf any and all Registration Statements (including any post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of 1933,  the  Investment
Company  Act of 1940 and any  amendments  and  supplements  thereto,  and  proxy statements or other  documents in connection  thereunder,  and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority to do and perform each and every  act and thing  requisite  and  necessary  to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in person,  hereby  ratifying and  confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ John V. Murphy
------------------------
John V. Murphy

Witness: /s/ Kathleen Ives
        _______________________________
           Kathleen Ives
           Assistant Secretary

                                                       POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Tane T.  Tyler and  Mitchell  J.  Lindauer  each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for me and in my capacity as a Treasurer and Principal  Financial and Accounting
Officer of Oppenheimer  Strategic Income Fund (the "Fund"), to sign on my behalf any and all Registration Statements (including any post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of 1933,  the  Investment
Company  Act of 1940 and any  amendments  and  supplements  thereto,  and  proxy statements or other  documents in connection  thereunder,  and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
U.S. Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents,  and each of them,  full power and  authority to do and perform each and every  act and thing  requisite  and  necessary  to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in person,  hereby  ratifying and  confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.
..

Dated this 28th  day of June, 2004

/s/ Brian W. Wixted
------------------------
Brian W. Wixted

Witness: /s/ Kathleen Ives
        _______________________________
           Kathleen Ives
           Assistant Secretary